Exhibit 99.1

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EDITED TRANSCRIPT
MCD - McDonald's Corporation at Bank of America Merrill Lynch Consumer & Retail Conference

EVENT DATE/TIME: MARCH 11, 2014 / 12:50PM GMT

MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

CORPORATE PARTICIPANTS
Pete Bensen McDonald's Corporation - EVP and CFO

CONFERENCE CALL PARTICIPANTS
Joe Buckley Bank of America Merrill Lynch - Analyst

PRESENTATION

Joe Buckley - Bank of America Merrill Lynch - Analyst

(audio in progress) Joe Buckley, Bank of America Merrill Lynch's restaurant analyst. Very pleased to kick off the restaurant portion of our conference with McDonald's. Representing the Company today is CFO Pete Bensen. Pete, thank you for joining us.

Pete Bensen - McDonald's Corporation - EVP and CFO

Thanks, Joe, and good morning, everyone. It's a pleasure to be here today. At McDonald's, our number one priority is to satisfy our customers' needs by serving great-tasting, high-quality food in contemporary restaurants. That's why every day McDonald's is the destination for approximately 70 million customers worldwide.

The foundation of our business is strong. We have an iconic brand; an aligned and focused system of owner-operators, suppliers, and employees; and superb real estate locations in our markets around the world. These competitive advantages position us to grow the business profitably over the long-term.

Our customer's at the front and center of all that we do as we pursue the long-term opportunities before us. Guiding our strategies is the Plan to Win framework and our three global growth priorities to optimize our menu, modernize the customer experience, and broaden accessibility to brand McDonald's around the world.

Now more than ever, we are focused on strengthening our relationship with the customer by enhancing current initiatives for greater relevance, broader reach, and better restaurant execution.

We're looking to engage our customers and new and more personal ways, both within and beyond our restaurant walls, to become an even greater part of their daily lives.

We are actively pursuing sizable growth opportunities. While we are the biggest player in the $1.2 trillion global and formal eating-out category, today we account for less than 10% of informal eating-out sales. Raising our share by just 1% would deliver $12 billion of additional system-wide sales.

To capture this opportunity, we are prioritizing our efforts and focusing on customer-facing initiatives with the greatest potential for growth including reinvigorating our core favorites including the Big Mac, Egg McMuffin, and our world-famous fries while balancing the introduction of compelling new menu items and limited-time offers to broaden our appeal.

Strengthening our value platforms across the globe to provide consistent affordable options to customers throughout the day.

Investing in our restaurants to keep the modern and contemporary while leveraging investments in technology like the new POS, Made for You, and our digital initiatives to differentiate the McDonald's experience and expanding our global footprint to grow to the real market opportunities that exist.

While our long-term strategies are intact, we recognize the need to address our near-term performance, focusing on what's in our control, and providing consumers with more compelling reasons to visit McDonald's today and into the future.

Our financial model is based primarily on driving sales, and our approach is twofold. First, we are focused our on key priority markets that have the most significant opportunities to drive consolidated results. And second, we are looking to scale global initiatives that have the potential to drive performance across multiple markets in both the near- and the longer-term.

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

First, let's talk about our priority markets. Over 80% of our consolidated operating income is contributed by 8 markets: the US, France, Australia, the UK, Germany, Russia, China, and Japan. Our ability to enact improvements in these markets will have the greatest impact on our performance. As we evaluate each market, our 2014 goals are to stabilize markets experiencing the most pronounced negative trends and optimizing grow markets experience positive or more neutral trends.

Let's start with the markets we intend to stabilize, which includes the US, Germany, and Japan. Given the negative sales and guest-count trends in these markets, our efforts are focused on more effectively leveraging consumer insights to develop a deeper understanding of our customer behavior, to strengthen our offers, and improve our customer service.

The US is our largest market and has the most significant need for improvement in the near term. Our 2014 plans are focused on strengthening the core business to drive customer visits. From a menu standpoint, our core products including the Big Mac, the Quarter Pounder with cheese, our world-famous fries, and Chicken McNuggets remain front and center because our core products drive a majority of our sales and guest counts.

We will complement our core offerings with new products and limited-time offers like the Bacon Clubhouse sandwich, which is currently being rolled out to our restaurants. Some of you had the opportunity to sample this product at our investor meeting last November, and I'm sure you'll agree that the combination of creamy Big Mac sauce along with premium toppings like fresh lettuce and tomatoes, white cheddar cheese, and applewood-smoked bacon all served on a brand-new artisan roll represent a delicious addition to our premium product lineup.

We plan to support both our core and new-product offerings in a more robust way this year including improved advertising that better connects with customers and drives incremental visits.

We're also building upon the strength of our breakfast business. A recent consumer study reinforced the importance of breakfast on the go for our customers. We're pursuing this opportunity through efforts to enhance the breakfast experience by marketing our high-quality McCafe beverages that pair well with delicious foods freshly prepared in our restaurant kitchens with the convenience that only McDonald's can provide.

In addition, we are focused on improving the overall customer experience through continued commitment to operations and service excellence. Our efforts around crew staffing and positioning, which builds capacity at peak hours, combined with our ongoing investment in new restaurants, re-images, and kitchen improvements will enable us to deliver a better and more consistent experience for our customers.

Our 2014 menu pipeline is designed to introduce new products and limited-time offers at the right pace and price points to drive incremental visits and increase the average check. And we'll focus on product personalization and new ingredient choices by leveraging new kitchen equipment to satisfy customers' evolving taste and preferences and to improve the efficiency of our order preparation process.

Moving to Germany. We recognize the need to focus on fewer tactics that resonate more deeply with the customers. The plans for 2014 reflect this and include a re-focus on our core products. We also recognize the need to create a mid-tier price level to close the gap between our entry-level prices and our Extra Value Meals. The recent launch of the McBaguette, a two-item value bundle, provides this mid-tier option.

To strengthen our offerings across the menu, we also just introduced new taste and flavor options such as the premium SteakHouse burger and the EUR1 Western Burger.

And in Japan, we're refining our plans to strengthen our brand connections to customers. This includes repositioning our affordability platform, offering more relevant food and beverage choices, and increasing the focus on the family business to better differentiate ourselves from the competition.

We are confident that we are taking the right actions in the US, Germany, and Japan to stabilize our momentum and more clearly align with our customers' needs. However, there is no silver bullet. The adjustments we are making are comprehensive in nature and will take several months for our customers to notice a difference, so we expect results in these markets will remain somewhat volatile in the near-term.

At the same time, we want to optimize and grow markets like the UK, Russia, France, Australia, and China through a focus on value, breakfast, premium products, and convenience offerings. Daypart expansion, including extended hours in breakfast along with a focus on the family business, remain key opportunities for growth in the UK.

In Russia, where breakfast represents less than 7% of sales and is growing, the market is focused on expanding this daypart through new-product offerings and marketing support. Russia's 2014 calendar also includes strong regular menu products and promotions such as spicy rolls and Royal Deluxe to complement our popular core menu.

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

In the area of value, our efforts focused on combining affordability across the menu with compelling options at mid and premium price points to encourage trade-up and grow average check. For example, France's emphasis on affordable options like the mid-tier Casse Croute value bundle, coupled with strong limited-time offers of premium products and promotional activities, has been successful in generating positive comparable sales over the past seven months.

And in Australia, our ability to enhance our value offers and complement them with premium products like the new McWraps and salads is resonating well with local consumers and contributing to top-line performance.

Finally in China, we're targeting growth in our existing restaurants through convenience offerings including more dessert kiosks and expanded delivery service across the market. We're also continuing to grow by expanding our footprint in China while increasing our franchising activity.

We plan to open about 300 new restaurants in 2014, including approximately 60 drive-through locations; and our target is to be 20% to 25% franchised by 2015.

In addition to our priority markets, we're pursuing targeted growth initiatives that have the potential to drive top-line results across multiple markets. From a menu standpoint, we're expanding and leveraging investments in our McCafe platform both in terms of new units as well as extension of the existing product lineup. For example in Europe, we plan to add 150 new McCafe units this year; and by June, we expect to have smoothies and frappes in about 4500 restaurants across the segment.

We also know that compelling value at all price levels is crucial as consumers grow more discerning and have more options than ever when it comes to their eating-out decisions. We are fortifying our affordability platform in markets around the world with more compelling value offers that satisfy our customers' broad taste and preferences at relevant price points, including the entry level, to ultimately drive traffic into our restaurants.

We continue to believe that investing in the McDonald's business is the best investment we can make to drive long-term growth. We're expanding our footprint across the globe with plans to open between 1500 and 1600 new restaurants in 2014. We will also continue to make progress in our modernization efforts and expect to have over 60% of our global restaurants modernized by the end of this year.

Finally, given the investments we've made in the past few years to build our capabilities, especially in technology with more robust common platforms like the point-of-sale system, we are pursuing global opportunities to leverage these areas in the future.

For example, we have a number of mobile ordering and payment tests underway in markets around the world, and we're evaluating loyalty programs to provide customers with access to fun, exciting rewards that only McDonald's can deliver. Though still early in the process, our new digital team is hard at work developing a cohesive approach to our digital strategy and execution plans to engage more deeply with our customers wherever they may be and to become a more integral part of their everyday lives.

We remain focused on our business strategies and execution and are moving with urgency to address recent financial performance and improve shareholder returns. In addition to the specific steps that I've outlined to position the Company for growth, we are actively looking at ways to optimize our capital structure while maintaining our long-term financial strength. Optimize our restaurant ownership structure, including certain re-franchising activities especially in markets outside the US. And scrutinize ongoing G&A levels while appropriately supporting our franchisees and our growth initiatives. We look forward to updating you on our progress in these areas periodically throughout the year.

Around the world and across our system, we are ensuring our plans are deeply rooted in the evolving wants and needs of our customers. We know that's key for our performance today and over the long-term.

At the same time, we remain grounded in sound business fundamentals. We have a strong financial foundation and a resilient business that produces significant amounts of cash flow. In 2013, our cash from operations totaled more than $7.1 billion. This predictable cash flow stream allows us to continue to invest in growth opportunities within our business while also returning substantial amount of cash to shareholders.

Our philosophy regarding the use of cash remains unchanged. Our first priority continues to be making disciplined investments in our business to fuel future growth and further differentiate brand McDonald's. We believe this yields the best performance and returns over the long-term.

After that, we expect to return all free cash flow to investors through a combination of dividends and share repurchases over time. Over the past five year, we have returned over $26 billion to shareholders including a total of $4.9 billion last year. In 2014, we currently expect to return approximately $5 billion.

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

So with that, I'll close by reemphasizing my confidence in the future. Our fundamentals are strong, and we are leveraging the power of our business model, our investments in restaurant capabilities and modernization, and our hard-earned competitive advantage to pursue the sizable opportunities before us.

At the same time, we're thoughtfully evolving our approach to remain relevant to our customers, focusing on those things within our control to navigate near-term challenges while driving profitable growth for the future. Thanks. And I'll be happy to take your questions.

QUESTION AND ANSWER

Joe Buckley - Bank of America Merrill Lynch - Analyst

Thank you, Pete. We have a microphone in the audience, and I encourage people in the audience to ask questions. I'd like to kick it off and focus on the US business. US business had a fantastic 10-year run that seemed to come to somewhat of an abrupt end. And sales first began to soften in late 2012. There was a change of leadership in the US business, and I know the McDonald's point of view seemed to be that it was a marketing issue in timing and new products and things of that sort. 2013 continues to be problematic. So I guess my question is with the hindsight of the passage of time, what do you think the sales issues are in the US, and how can you go about addressing them in the near-term?

Pete Bensen - McDonald's Corporation - EVP and CFO

Yes, thanks Joe. I think to summarize it, it's probably a back-to-the-basics approach. In addition to the US, we've looked -- over the last couple of months, our business insights and consumer insights folks have done a deep dive into markets over the last 10 years that have turned that negative sales trend line and looked at the types of initiatives that it takes to regain that sales momentum.

And I used the term in my remarks there's no silver bullet; there's no one thing. But it's a combination of things working together that the customer has to notice, and then they have to give you credit for that change, and that takes a little bit of time. But it's really in areas like advertising; like service, so the customer experience that they experience at the restaurant.

Which, for the first six months of this year, we have an intense focus on kind of a service reset in our restaurants. Each franchisee and our McOpCo leadership are going to be visited by consultants that are just reminding them of some of the basics around staffing; scheduling; positioning of that staff, which doesn't sound very dramatic. But at the end of the day, those are some of the things that have broken down over the last 18 months as we introduced new products and introduced additional complexity to the restaurant. So resetting that service foundation is a critical piece of this not only in the US but in some of the other markets.

And especially if you consider we're putting new kitchen equipment in that, A, makes the crew more efficient in our current preparation but also can introduce some additional food news with additional toppings and things. So it's about the service reset.

It's a refocus on the core. In each of these kind of case studies that we did internally over the last 10 years, a refocus on the core menu was key to helping drive the turnaround. And that includes new products and it includes a focus on breakfast.

Joe Buckley - Bank of America Merrill Lynch - Analyst

I've noticed that the product news has been limited so far in the US, although the Bacon Clubhouse rollout -- which here in New York City, I can tell you based on yesterday's experience, which is quite good. So can I assume that's not by accident that you slowed some of the product news to do the service reset? And where do you think you are in the service reset? Can we expect more consistent product news in the US going forward?

Pete Bensen - McDonald's Corporation - EVP and CFO

So it was intentional. And as I said, the first six months were really focused on the service reset, so we have delayed and slowed the new product news to kind of acknowledge the resource allocation toward focusing on the service. So you'll start to see more activity but, again, at the right pace. But I think we acknowledged last year that we probably did think a little bit too quickly in terms of the Egg White Delight and then the McWraps and then the Quarter Pounders with the various toppings. And that was a big stress to restaurants.

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

Joe Buckley - Bank of America Merrill Lynch - Analyst

We have a question in the audience.

Unidentified Audience Member

Yes, hi. Thank you. I have two questions. One might follow on Joe's point. I noticed in US drive-through, the sign's in the bend. So what tends to happen -- and I understand like the heavy users have the menu memorized. But for someone like me who shows up occasionally, you don't see anything. You're waiting and looking at the car behind you, and all of a sudden there's assigned with 100 items and what do you want. So they're more polite than that. But I don't know, maybe the thought of bringing another sign forward so people can figure out what they want to do. I don't know if you've given that any thought.

Pete Bensen - McDonald's Corporation - EVP and CFO

Clearly, looking at that whole drive-through experience and how can we improve the throughput, right. So have the customer ready for their order, at the same time having the crew ready to accept that order are a couple of key points. Maybe it's simplifying the menu board in the drive-through so it's not maybe identical to what's inside the restaurant but a little bit more simplified so that the customers can make their choices more expeditiously or, to your point, merchandising some things before you get to the menu board so that you can have some idea.

Unidentified Audience Member

Got it. My second question -- you made the comment about optimizing the capital structure. And I was wondering what you -- maybe you could give a little bit more about what you're referring to with that?

Pete Bensen - McDonald's Corporation - EVP and CFO

Yes. Having a strong financial foundation and flexibility has been a cornerstone of our business model for 50-plus years. Unlike a lot of our competitors, we are both the landlord and the franchisor; so we co-invest in the business with our franchisees. So financial strength and flexibility is important to us, but we also expect it of our franchisees. So we expect it of each other. And I think that's been a part of our success over the years and is a longer-term focus, if you will, on the business.

And I think it's served as well. If you look at 2008 and 2009, when we did the McCafe rollout in the US, that financial strength and flexibility certainly enabled us to get through that much more quickly than we otherwise would have. So even -- there's been no fundamental change in our business model, and so we believe that financial strength and flexibility is still important.

But that being said, in this period of a little softer performance, really looking at how do we optimize the borrowings under our current credit rating? We can probably get more aggressive. And so we've got a work stream going on to understand what is the right level to kind of maybe more aggressively push the single A, if you will, in this environment -- but keep the ratings.

Joe Buckley - Bank of America Merrill Lynch - Analyst

We've question in the back of the room.

Unidentified Audience Member

Yes, I like to follow up on the question of what the diagnosis is in the US problem. And you all do a ton of research. So when you talk to your customers, particularly your [labs] customers or [treated] customers, why do they say they are exiting, either in trip frequency or actually fully, and where are they exiting to?

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

Pete Bensen - McDonald's Corporation - EVP and CFO

The surface -- the focus on service, so order accuracy, speed, hospitality is probably the biggest reason, if you will. So that's why we have such a focus on that. But at the same time, there is a large group in the QSR industry that are considered switchers who aren't brand loyal, who don't go to the same quick-service restaurant every single day. So attracting them with new food, with everyday value that they can count on are couple of other critical items in the equation.

If you look kind of the industry growth maybe a year ago, I want to say that the traffic at fast-casual growth was upwards of greater than 5%, and the QSR growth was relatively flat. And so some of that is what are those offers in those restaurants that are more compelling that are attracting customers. But also I think it's a little bit about the consumer and whether the more affluent consumer is feeling better and actually spending more. And probably the less affluent consumer may be hunkering down a little bit and not eating out as much. So there's a little bit of things in our control within service and customer experience and product and also a little bit in the consumer dynamics.

Unidentified Audience Member

Let me ask it this way. Apart from the service metrics and customer experience, have you explored whether there's a brand relevance problem?

Pete Bensen - McDonald's Corporation - EVP and CFO

I'm sorry, a brand relevance?

Unidentified Audience Member

Yes, whether there is a brand relevance problem to the way people live and eat and so forth today?

Pete Bensen - McDonald's Corporation - EVP and CFO

Well, you know, having 14,000 locations with drive-throughs, convenience continues to be an important aspect in today's consumer lives. Some of the relevancy issues that we have acknowledged are related to the service and maybe some of the product offerings. Maybe some of the advertising; how we are speaking to our consumer today. And so those things are all on the table.

One of the things that we've done from the marketing side to get at this little bit more is we kind of reorganized our internal marketing department. We used to be organized around product categories, and beginning earlier this year we reorganized around customer segments. So around millennials, around families, around adults to be -- to increase our relevance and improve our chances of connecting with those consumer groups.

Joe Buckley - Bank of America Merrill Lynch - Analyst

Jason?

Unidentified Audience Member

(inaudible) customer loyalty program. When did you start this? Wondering if you could talk a little bit more about this, what the feedback has been so far, and when it could be potentially rolled out.

Pete Bensen - McDonald's Corporation - EVP and CFO

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

So I actually said we're testing mobile ordering and payments and investigating loyalty. So under this broad category of digital, we use that term, there's really about four quadrants if you think about it. It's digital marketing, so it's digital menu boards in the restaurants, it's using social media to communicate. It's the mobile ordering and payments, so the transactional approach with the customers. It's around kind of customer relationship management, so loyalty programs and understanding consumer buying habits. And there's also an element of that that's around digital play in our restaurants, and we provide an experience that attracts families and children to McDonald's. So that's broadly the digital environment.

And as you know, late last fall we brought on a new global head of our digital business; we basically created this from scratch. And so there's a lot going on to understand what tests are actually out there in the marketplaces already. Because some of our best innovation actually happens in the market themselves. And so how do we corral what's going out there, understand the best practices, yet develop a cohesive global strategy that we can execute and replicate in more than one country and then reap the benefits.

So you'll hear more about loyalty later in the year, I think, as we kind of refine that and go after it. But we think that's a great opportunity in the future for us.

Joe Buckley - Bank of America Merrill Lynch - Analyst

One here.

Unidentified Audience Member

I was just curious about your thoughts about entering specialty markets such as, like, gluten-free?

Pete Bensen - McDonald's Corporation - EVP and CFO

Again, as we focus more on consumer feedback and demand and look at size of the market, it really becomes an allocation of resources. Where -- what is the consumer telling us they want most? And while we're doing things within our restaurants to look at things like that, allergens and gluten, et cetera, it's not a top priority right now in terms of product development. But we certainly keep those things on the radar, and as part of our kind of marketing reorganization keeping those consumer trends and attributes in mind will be something we'll continue to do. Yes?

Unidentified Audience Member

This is sort of a softball question. But you are so much bigger than your competitors both in the store and corporate-wide. Can you talk about what kind of advantage that is for you? I don't know if you can quantify your advantage on purchasing cost or whatever, but can you at all talk about that? It seems like it's a powerful advantage.

Pete Bensen - McDonald's Corporation - EVP and CFO

We obviously -- to your point, we have significant scale. And so we're able to -- in the supply chain, that manifests itself in the costs that we're able to pay for our goods. We traditionally -- we measure ourselves against some of the published indices around the cost of the goods that we produce, and year-over-year we traditionally beat those measures by not insignificant amounts. Sometimes it depends on how much hedging we've done. So we do hedging in the supply chain more to have stable and predictable prices to the restaurants than necessarily time to market, but generally we are able to beat the industry from a cost-of-goods standpoint.

From a marketing, advertising, share-of-voice kind of perspective, we are able to leverage our size and scale. And really what we're looking to do with things like the digital initiatives that I mentioned, how can we take these things and leverage McDonald's 70 million customers a day around the world? How can we partner with someone who would love to have access to that kind of consumer and offer unique programs that no one else could offer in that space while leveraging our global size? So those are some of the things we think about when we think about our scale.

Unidentified Audience Member

Can you at all quantify that purchasing cost advantage? Is it 1%? Is it 2%? 5%?

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

Pete Bensen - McDonald's Corporation - EVP and CFO

It varies by year. Sometimes it's 2% or 3%; sometimes as 1%. So I'm not trying to avoid it; it's just that it does vary, but it traditionally is below the PPI for our goods.

Joe Buckley - Bank of America Merrill Lynch - Analyst

I think we have one here.

Unidentified Audience Member

I wanted to get more color on your comments around the re-franchising and if you guys are evaluating potentially changing your mix between franchised and Company-owned restaurants over time.

Pete Bensen - McDonald's Corporation - EVP and CFO

Yes, obviously we're primarily a franchisor. We're 81% franchised around the world today, but that varies market by market. So we're 89% franchised in the US but only a little more than 70% franchised in Europe and in APMEA. So in terms of area of focus, one of the largest markets we're focused on his China. So we ended the year at roughly 12% franchised, and we are looking to get to 20% to 25% by 2015. So that's an area of focus.

There's other markets in Asia as well that we believe there's a potential to do more aggressive franchising; markets like South Korea, Taiwan, and some of the others over there. But it's not as simple as just flipping a switch and selling a restaurant. We need to have the infrastructure ready. It is different from a servicing a franchise restaurant than it is operating Company-operated restaurants. So building the infrastructure, if you will, internally.

And also the financial resources. So having banks available to lend to the franchisees is important. And, again, under our business model, the franchisee doesn't own any real estate. They can't go in and pledge real estate to borrow, so it's cash flow lending. And typically in that part of the world, cash flow lending is not that prevalent. So it's -- we're doing a lot of work educating the banks and looking to build programs like we have in the US and in some of the more developed markets around cash flow lending for our franchisees and building the right infrastructure to support them.

So as we talk about this in the future, when we get a little more granular with our plans, it's going to be a multi-year initiative that's just kind of refocusing. And obviously that has benefits both from delivering some additional cash upon the sale of the restaurants but also a more stable and predictable cash flow on an ongoing basis.

Joe Buckley - Bank of America Merrill Lynch - Analyst

Pete, I'd like to go back to the optimizing capital structure comment. When we look at your debt coverage ratios, going back seven or eight years ago, they were essentially higher. You were more levered than you are today. And you mentioned working within the credit rating that you currently have. What flexibility does that give you? If we talked about a turn of EBITDA, what kind of flexibility do you think you have?

Pete Bensen - McDonald's Corporation - EVP and CFO

Not trying to avoid that, Joe, that's exactly what we're investigating right now. So we will -- we ran the risk of talking about this before we had everything figured out but wanted you to know things that were actively underway that we are pursuing. But we don't have every answer right now and certainly over the course of the next couple of months, we'll have those things.

Joe Buckley - Bank of America Merrill Lynch - Analyst

And if you find there is an opportunity through that cash return to shareholders targeted at a $5 billion rise this year?

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

Pete Bensen - McDonald's Corporation - EVP and CFO

If we have -- if we find potential, yes, it could. But right now, our forecast is $5 billion.

Joe Buckley - Bank of America Merrill Lynch - Analyst

Sure.

Unidentified Audience Member

I wanted to stick with the capital structure. Actually, you mentioned the commitment to the mid-A rating, and I just wanted to really understand the rationale for that. Because you've talked about financial flexibility and suddenly would have a lot of flexibility. But even if you were high triple-B rated, it would still be the highest rated restaurant or one of the highest rated. You'd still have plenty of financial flexibility. So I just wanted to understand the commitment behind the mid-A.

Pete Bensen - McDonald's Corporation - EVP and CFO

Yes, it goes back to that financial strength and flexibility that the single-A has been a cornerstone of our business model and our relationship with our franchisees. So we hold them accountable for maintaining high credit ratings and financial flexibility so they can invest in the business and continue to pursue some of these growth opportunities. And we feel it's important for us to perform the same way. And, again, over the years that has allowed us to deliver significant value, and we think going forward it will allow us to continue to do the same thing.

Again, you do give up some flexibility when you go to a triple-B. You give up flexibility and kind of the depth and the tenor of the commercial paper markets. And with some of the choppiness to the flows of our international cash these days, we're relying on commercial paper little bit more. And, again, the message that we're sending around to the franchisees and the alignment with our franchisees is an extremely important piece of this. It's not the only thing, but it's an important piece of it, especially as we're looking to turn the US business and get them focused on really driving sales and transactions in their restaurants.

Joe Buckley - Bank of America Merrill Lynch - Analyst

Malcolm? Let me ask one while we're getting a microphone here. Are you starting to see signs of macro improving in Europe? Not talking about Germany per se but talking about the broader continental business. Are you feeling a little bit better about the macro backdrop?

Pete Bensen - McDonald's Corporation - EVP and CFO

You know, it's the first time in several years that we went into the planned presentations this fall when the markets weren't talking about the economy taking another leg down. So that was a positive things for us, and it was more about stabilization, Joe. So I think we're cautiously optimistic.

But even in this environment, France for example, the IEO industry is still projected to contract next year. And UK and Germany grow at 50 basis points -- at 70 basis points. So I think it will take a little time before those macro improvements start to translate into IEO industry growth and therefore improve customer reactions. But I'll say it better than it was a year ago and we're cautiously optimistic.

Joe Buckley - Bank of America Merrill Lynch - Analyst

Malcolm?

Unidentified Audience Member

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MARCH 11, 2014 / 12:50PM GMT, MCD - McDonald's Corporation at Bank of America Merrill
Lynch Consumer & Retail Conference

When you started getting softer, as Joe had alluded to earlier, was part of that a surprise on your part that some of your competitors had started to copy your game plan and work getting more effective? And so that which you had enjoyed -- almost a free lunch, in a sense because they weren't going after the same kind of targets in the same way. And they started copying you; obviously they started sharing some of it. Was that a surprise, one?

Two, you have this incredible feedback mechanism. Why does it take so long to -- did you not think it was serious? Or why did it take so long to respond to it?

Pete Bensen - McDonald's Corporation - EVP and CFO

I think to question one, yes, the competitive environment has gotten much more aggressive. I wouldn't necessarily say it surprised us, Malcolm, but maybe the number of competitors that really upped their game in the time in which they did it was pretty significant.

Unidentified Audience Member

It was almost all of them.

Pete Bensen - McDonald's Corporation - EVP and CFO

And it was almost all of them. Correct. And so we are big system, and so it takes a while to react and turn -- we're much more nimble locally. So the way we're organized, we have 180 some local TV co-ops around the country where we can be more nimble with some of our local promotions and address local competitive activity. But when things are going on on a national level at multiple competitors, it does take us little longer. But as I said, we've kind of got some of that figured out and we're going after our plans.

Joe Buckley - Bank of America Merrill Lynch - Analyst

Perfect timing, Pete. It looks like our session is up. Thank you very much.

Pete Bensen - McDonald's Corporation - EVP and CFO

Great. Thank you.

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